Exhibit 10.02

SUPPLEMENT #1 TO
BLACKSANDS PETROLEUM, INC.
SECURITIES PURCHASE AGREEMENT AND
ESCROW AGREEMENT

THE DATE OF SUPPLEMENT IS JANUARY 27, 2011

Blacksands Petroleum, Inc. (the “Company”) wishes to inform potential investors to its private placement offering (the “Offering”) of (i) debentures in the maximum principal amount of $1,680,000, bearing interest at the rate of 8% per annum (the “Debenture”) and (ii) warrants to purchase shares of Common Stock, exercisable for a period of three (3) years from issuance at an exercise price of $4.50 per share (the “Warrant” and together with the Debenture, the “Securities”), which Warrant shall be granted on a basis of one (1) share for every three dollars ($3.00) of Debentures purchased. The Offering is being made pursuant to that certain purchase agreement (“Agreement”) by and between the Company and the investors identified on the signature pages thereto (“Investors”) and the escrow agreement (the “Escrow Agreement” and together with the Agreement, the “Transaction Documents”) by and among the Company, the Investors and Sichenzia Ross Friedman Ference LLP as escrow agent. Any terms not defined herein shall have the meaning ascribed pursuant to the Agreement.

AMENDMENT TO THE TRANSACTION DOCUMENTS FOR MULTIPLE CLOSINGS

The parties have agreed to change the term of this Offering such that the Closing of the offer and sale of the Securities pursuant to the Agreement may be made in more than one Closing on more than one Closing Date.

AS THE FOREGOING REPRESENTS MATERIAL CHANGES TO THE TRANSACTION DOCUMENTS, YOU ARE REQUIRED TO ACKNOWLEDGE AND AGREE THAT YOU HAVE RECEIVED AND REVIEWED THE FORGOING INFORMATION.  ACCORDINGLY, YOU MUST SIGN THIS SUPPLEMENT IN THE SPACE PROVIDED BELOW TO INDICATE YOUR RECEIPT AND REVIEW OF THIS INFORMATION AND YOUR CONSENT TO SUCH CHANGES.

By signing below, the undersigned (i) agrees to continue as an Investor in the Offering pursuant to the terms of the Transaction Documents as revised and amended, as described herein; and (ii) represents and warrants to the Company that he/she/it has read and reviewed this Supplement and that he/she/it fully understands the revised terms of the Offering, as described herein.

Date:_________________

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Print Name of joint investor or other person whose signature is required	Signature of Authorized Signatory

Signature